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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 13, 2012

THUNDER MOUNTAIN GOLD

(Exact Name of Registrant as Specified in its Charter)

Idaho	001-08429	91-1031075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5248 W. Chinden, Boise, Idaho	83714
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 208-658-1037

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (3-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 8.01 - Other Events.

On April 13, 2012, the Board of Directors ratified a Letter of Intent, signed by the Company on April 11, 2012, by and among Thunder Mountain Gold, Inc., a Nevada Corporation, and Idaho State Gold Company, LLC (“ISGC”) an Idaho Limited Liability Company. A copy of the Letter of Intent is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description of the Letter of Intent is qualified in its entirety by reference to the complete terms and conditions of such document (a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K).

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.

Item 9.01 - Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

99.1	Letter of Intent, dated April 13, 2012, by and among Thunder Mountain Gold, Inc. a Nevada corporation, and Idaho State Gold Company, LLC, am Idaho Limited Liability Company.

SIGNATURES

FORM 8-K

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 THUNDER MOUNTAIN GOLD, INC.

                       (Registrant)

  By: /s/ Eric T. Jones

  -------------------------------------------------

Eric T. Jones

President, Director and Chief Executive Officer

Date:  April 18, 2012